Consolidated Balance Sheet Data - USD ($) $ in Thousands	Sep. 30, 2020	Dec. 31, 2019	Dec. 31, 2018
Statement Of Financial Position [Abstract]
Cash and cash equivalents	$ 19,893	$ 50,768	$ 10,855
Working capital (deficit)	1,401	18,448	(27,318)
Net assets	2,274	17,267	(175,329)
Total assets	22,525	52,743	15,523
Total convertible preferred shares			211,377
Total accumulated deficit	(537,116)	(497,997)	(426,269)
Total shareholders’ equity (deficit)	$ 2,274	$ 17,267	$ (386,706)